BOSTON PRIVATE BANK & TRUST COMPANY

ANNUAL REPORT OF FINANCIAL CONDITION
AS OF DECEMBER 31, 2006

“Surpassing clients’ expectations through exceptional personal service, customization, accessibility, responsiveness and expertise.”

Dear Friend,

With spring just around the corner, it is a time that many of us pause to reflect on how far we have come, and where we will head over the next year—whether it is with a growing family, in our professional careers or with our business ventures. It is my hope that the past year was filled with many successes for you, personally and professionally, and that with the spring comes signs of new beginnings and growth.

2006 marked many significant achievements for Boston Private Bank. We celebrated the opening of our newest office in Hingham and look forward to this year’s opening of another new office in Beverly for our North Shore clients. We are excited to announce the launch of an enhanced version of our website that is reflective of our brand and our service hallmarks, and serves as an extension of our high levels of accessibility, responsiveness, expertise and service. We launched Remote Deposit, a remittance service for business clients designed to reduce the time needed to prepare and deposit checks by allowing businesses to make deposits directly from their place of work. In support of our clients’ many philanthropic efforts, we have introduced the Advisors Charitable Gift Fund. This service, a donor advised fund, is designed to streamline individual charitable donations, giving donors the flexibility to earmark gifts to the charitable organizations of their choosing. We also made many advances in providing assistance for fraud prevention to our clients. We continue to work diligently to offer guidance to our individual and business clients on how they can better protect themselves from falling victim to fraudulent activity.

Boston Private Bank & Trust Company maintains a deep commitment to our community. In 2006, the Bank received a “First Choice Lender” designation from the city of Boston for our exemplary track record in providing mortgage loans to low- and moderate-income homebuyers and our “outstanding” rating under the Community Reinvestment Act (CRA). The Bank is also very proud of its employees’ hands-on approach in the community. Staff members participate on boards, committees and many other activities to support nonprofit organizations involved in affordable housing, homelessness prevention, job creation, youth programs, and numerous other community investment initiatives.

The Bank experienced solid business growth in all areas during 2006 despite an extremely competitive market. Total assets ended the year at approximately $2.5 billion; up almost 10% compared to December 31, 2005, however earnings were relatively flat due to a challenging interest rate environment. Investment management and banking fees continue to comprise approximately 21% of the Bank’s revenues, and were up 8% compared to last year. We believe the Bank’s model of a diversified income stream increasing fee revenues helps mitigate earnings volatility.

As we look ahead, we continue to work hard to think innovatively on how we can better serve you. I welcome you to share your ideas with me or your private banker. On behalf of our Board of Directors, our staff and myself, I want to thank you for your business and your friendship. I look forward to hearing from you.

Sincerely,

Mark D. Thompson

Chief Executive Officer

Illustration by Strekalovsky Hoit Raymond LLC

Boston Private Bank & Trust Company

North Shore Office, Beverly, Massachusetts

www.bostonprivatebank.com

Who we are

Boston Private Bank & Trust Company offers private banking and investment services to successful individuals, their families and their businesses.

What we offer

Our reputation for high client satisfaction is the direct result of our small platform approach and service excellence across four key offerings:

Our commitment

We have earned the trust of our devoted clients by providing exceptional service, ongoing access to key decision-makers, customized financial solutions, responsiveness and expertise.

Boston Private Bank & Trust Company

CONDENSED BALANCE SHEET

(Unaudited)	December 31,
($ In Thousands)	2006	2005
Assets
Cash & Short-Term Investments	$102,202	$152,163
Investment Securities	488,566	476,265
Loans Held for Sale	1,422	4,909

Commercial Loans	793,921	674,521
Mortgage Loans	941,478	821,665
Home Equity & Other Loans	49,180	53,138

Total Loans	1,784,579	1,549,324
Less: Allowance for Loan Losses	18,667	16,507

Net Loans	1,765,912	1,532,817
Other Assets	97,549	65,359

Total Assets	$2,455,651	$2,231,513

Liabilities & Shareholder’s Equity
Demand deposits	$331,502	$301,210
NOW accounts	165,872	153,795
Savings & Money Market	1,084,571	1,035,117
Certificates of Deposit	240,359	143,766

Total Deposits	1,822,304	1,633,888

Borrowings	449,693	433,519
Other Liabilities	20,611	23,816

Total Liabilities	2,292,608	2,091,223

Shareholder’s Equity	163,043	140,290

Total Liabilities & Shareholder’s Equity	$2,455,651	$2,231,513

Boston Private Bank & Trust Company
CONDENSED STATEMENTS OF INCOME

(Unaudited)	Year Ended December 31,
($ In Thousands)	2006	2005
Interest Income	$118,283	$95,862
Interest Expense	53,653	33,717

Net Interest Income	64,630	62,145
Provision for Loan Losses	2,708	2,266

Net Interest Income after Provision	61,922	59,879
Investment Management Fees	14,257	13,342
Banking Fees and Other Income	3,434	3,082
Operating Expenses	53,363	50,098

Income Before Income Taxes	26,250	26,205
Income Taxes	7,004	7,065

Net Income	$19,246	$19,140

Boston Private Bank & Trust Company
SELECTED FINANCIAL DATA

(Unaudited)	Year Ended December 31,
($ In Thousands)	2006	2005
Average Assets Under Management	$2,317,000	$2,257,000
Return on Average Assets	0.86%	0.94%
Return on Average Equity	12.80%	14.75%
Net Interest Margin	3.26%	3.38%
Total Fees and Other Income/Revenues	21.49%	20.90%
Allowance for Loan Losses/ Total Loans	1.05%	1.07%

www.bostonprivatebank.com

BOARD OF DIRECTORS

Herbert S. Alexander

Managing Partner

Alexander, Aronson, Finning & Company

John H. Clymer

Partner

Nixon Peabody, LLP

Eugene S. Colangelo

Chairman of the Board

Julio Enterprises

Chairman of the Board

Boston Private Bank & Trust Company

Christopher W. Collins

Chief Executive Officer

Collins, Nickas & Company, LLC

W. Pearce Coues

Former Chairman

MGI Properties

Jay H. Cromarty

President, Eastern Region

Boston Private Financial Holdings, Inc.

James D. Dawson

President & Chief Operating Officer

Boston Private Bank & Trust Company

Kate S. Flather

Private Investor

Kathleen M. Graveline

Private Investor

Charles T. Grigsby

Senior Vice President

Massachusetts Capital Resource Company

Susan P. Haney

Private Investor

E. Christopher Palmer

President & Managing Shareholder

Palmer and Corbett, PC

Michael F. Schiavo

General Partner & Chief Financial Officer

Kodiak Venture Partners

Alan D. Solomont

Chairman & Chief Executive Officer

Solomont Bailis Ventures

Mark D. Thompson

Chief Executive Officer

Boston Private Bank & Trust Company

Timothy L. Vaill

Chairman & Chief Executive Officer

Boston Private Financial Holdings, Inc.

POLICY GROUP

Mark D. Thompson

Chief Executive Officer

James D. Dawson

President

Chief Operating Officer

James C. Brown

Executive Vice President

Paul R. Donovan

Senior Vice President

Chief Information Officer

James D. Henderson

Executive Vice President

Amy E. Hunter

Executive Vice President

Pilar Pueyo

Senior Vice President

Anne L. Randall

Executive Vice President

Chief Financial Officer

George G. Schwartz

Executive Vice President

Treasurer

John J. Sullivan

Executive Vice President

OFFICE LOCATIONS

Headquarters: Boston Office

Ten Post Office Square

Boston, Massachusetts

(617) 912-1900

Wellesley Office

336 Washington Street

Wellesley, Massachusetts

(781) 707-7700

Back Bay Office

500 Boylston Street

Boston, Massachusetts

(617) 912-4500

Jamaica Plain Loan Center

401c Centre Street

Jamaica Plain, Massachusetts

(617) 524-6050

Kendall Square Office

One Cambridge Center

Cambridge, Massachusetts

(617) 646-4800

Newton Centre Office

1223 Centre Street

Newton, Massachusetts

(617) 646-4850

Seaport Office

157 Seaport Boulevard

Boston, Massachusetts

(617) 646-4880

Lexington Office

1666 Massachusetts Avenue

Lexington, Massachusetts

(617) 912-3600

Hingham Office

7 Central Street

Hingham, Massachusetts

(781) 740-2405

Headquarters: Ten Post Office Square • Boston, Massachusetts 02109
Telephone: (617) 912-1900 • www.bostonprivatebank.com